Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the filing with the Securities and Exchange Commission of the Annual Report of Candel Therapeutics, Inc. (the “Company”) on Form 10-K for the period ended December 31, 2024 (the “Report”), the undersigned President and Chief Executive Officer of the Company hereby certifies, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to his knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 13, 2025	By:	/s/ Paul Peter Tak
Paul Peter Tak
President and Chief Executive Officer (principal executive officer)

In connection with the filing with the Securities and Exchange Commission of the Annual Report of Candel Therapeutics, Inc. (the “Company”) on Form 10-K for the period ended December 31, 2024 (the “Report”), the undersigned Interim Chief Financial Officer of the Company hereby certifies, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to his knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 13, 2025	By:	/s/ Charles Schoch
Charles Schoch
Interim Chief Financial Officer (principal financial officer and principal accounting officer)